EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-QSB of Oncthera, Inc. (the "Company") for the period ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ian Warwick, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

            1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        /s/ Ian Warwick
                                        ------------------------------------
                                        Ian Warwick
                                        President and Chief Executive Officer
                                        January 19, 2004